SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 17, 2000



                                 FIBERCORE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Nevada                       000-21823                 87-0445729
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(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION NO.)



           253 Worcester Road, P.O. Box 180
                     Charlton, MA                                01507
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



       Registrant's telephone number, including area code (508) 248-3900



                                 Not Applicable
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5. OTHER EVENTS.
        ------------

      On October 17, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1.

      On October 18, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.2.


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------

Exhibit 99.1        Press Release of the Registrant, dated October 17, 2000.

Exhibit 99.2        Press Release of the Registrant, dated October 18, 2000.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       FIBERCORE, INC.



                                       By: /s/ Steven Phillips
                                          --------------------------------------
                                          Name:   Steven Phillips
                                          Title:  Interim Chief Financial
                                                  Officer
Date:  October 20, 2000